UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 571 12 02

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 5, 2021, Playa Hotels & Resorts N.V. (“Playa” or the “Company”) entered into a series of financing transactions, as described below.

Fifth Amendment to Amended and Restated Credit Agreement

On February 5, 2021, the Company and its subsidiary, Playa Resorts Holding B.V. (“Playa Resorts Holding”), entered into the Fifth Amendment to Amended & Restated Credit Agreement (the “Fifth Amendment”), with Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “DB Administrative Agent”) and lender and the other lenders party thereto from time to time, which Fifth Amendment amends the Amended & Restated Credit Agreement, dated as of April 27, 2017, among the Company, Playa Resorts Holding, the DB Administrative Agent and the financial institutions party thereto as lenders and agents (as amended prior to the date hereof, the “Existing DB Credit Agreement” and as amended by the Fifth Amendment, the “DB Credit Facility”). The Fifth Amendment amends the Existing DB Credit Agreement to, among other things, (i) refinance and extend the maturity of a portion of the revolving credit facility through January 2024 (the “Refinanced Revolving Loans”), (ii) increase the interest rate applicable to the Refinanced Revolving Loans by 1.00% to, at Playa Resorts Holding’s option, either a base rate plus a margin of 3.00% or LIBOR plus a margin of 4.00%, (iii) extend the period during which a minimum required liquidity test replaces the leveraged-based financial covenant through March 31, 2022 (the “DB Covenant Relief Period”), (iv) modify the leveraged-based financial covenant for certain test dates after the DB Covenant Relief Period, and (v) add certain restrictions on, among other things, the incurrence of additional debt and making of investments, dispositions and restricted payments, as the case may be, all as more fully set forth in the Fifth Amendment.

Except as amended by the Fifth Amendment, the terms of the Existing DB Credit Agreement remain in full force and effect.

The foregoing summary of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Second Amendment to Credit Agreement

On February 5, 2021, the Company and Playa Resorts Holding entered into the Second Amendment to Credit Agreement (the “Second Amendment”), with Cortland Capital Market Services LLC, as Administrative Agent (in such capacity, the “DK Administrative Agent”), and the lenders party thereto from time to time, which Second Amendment amends the Credit Agreement, dated as of June 12, 2020, among the Company, Playa Resorts Holding, the DK Administrative Agent and the financial institutions party thereto as lenders and agents (as amended prior to the date hereof, the “Existing DK Credit Agreement” and as amended by the Second Amendment, the “DK Credit Facility”). The Second Amendment amends the Existing DK Credit Agreement to, among other things, (i) extend the period during which a minimum required liquidity test replaces the leveraged-based financial covenant through March 31, 2022 (the “DK Covenant Relief Period”), (ii) modify the leveraged-based financial covenant for certain test dates after the DK Covenant Relief Period, and (iii) add certain restrictions on, among other things, the incurrence of additional debt and making of investments, dispositions and restricted payments, as the case may be, all as more fully set forth in the Second Amendment.

Except as amended by the Second Amendment, the terms of the Existing DK Credit Agreement remain in full force and effect.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference.

Item 8.01 Other Events

On February 5, 2021, the Company issued a press release announcing the transactions described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” as defined by federal securities laws. Forward-looking statements reflect our current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. Such forward-looking statements include or may relate to certain financing transactions, our financing strategy, and compliance with debt covenants. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control, including those described herein and under the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as such factors may be updated from time to time in our periodic filings with the SEC. . Currently, some of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements are the adverse effects of the current COVID-19 pandemic on our financial condition, liquidity, results of operations and prospects, reductions in service by the airlines that service the locations where we own resorts, the short and longer-term demand for travel, the global economy and the local economies where we own resorts, and the financial markets. The extent to which the COVID-19 pandemic will continue to impact us and consumer behavior will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, continuing resurgences of the pandemic, government actions taken to contain the pandemic or mitigate its impact, the speed, effectiveness and distribution of vaccines and treatment therapies, and the direct and indirect economic effects of the pandemic and containment measures, including the magnitude of its impact on unemployment rates and consumer discretionary spending, among others. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and our other filings with the SEC. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to Amended & Restated Credit Agreement, dated as of February 5, 2021, among Playa Hotels & Resorts N.V., Playa Resorts Holding B.V., as Borrower, the Guarantors party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and lender and the other lenders party thereto from time to time

10.2	Second Amendment to Credit Agreement, dated as of February 5, 2021, among Playa Hotels & Resorts N.V., Playa Resorts Holding B.V., as Borrower, the Guarantors party thereto, Cortland Capital Market Services LLC, as Administrative Agent, Acquiom Agency Services LLC, as Mexican Collateral Agent and the lenders party thereto from time to time

99.1	Press release dated February 8, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: February 8, 2021	By:	/s/ Ryan Hymel
Ryan Hymel
Chief Financial Officer